Exhibit 31.3
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO EXCHANGE ACT RULES 13a-14(a) and 15d-14(a), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Paul Blum, certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Kenneth Cole Productions, Inc.; and

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report.

By:
/s/ Paul Blum
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Paul Blum Chief Executive Officer

Date: April 24, 2012